2010 Wells Fargo Securities
Housing and Building Products Conference

February 24th 2010
Scottsdale, AZ

Exhibit 99.1

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the
Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s
current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below)
before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the
“Composatron Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2008 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted
EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with
GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted
EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

CPG Overview

CPG International Overview

Founded in 1983

Headquarters in Scranton, PA

TTM Revenue: $267mm

TTM PF Adjusted EBITDA: $61mm

EBITDA margin: 23%

Net Debt/EBITDA of 4.3x (12/09)

$65 million credit facility

$25 million term loan

$128 million Senior FRN

$150 million Senior Notes

Acquired by AEA Investors in 2005

Investment Thesis

CPG Overview

Excellent Financial

Performance

Market Leading

Brands

Products with Superior

Value Proposition

Large and Growing

Distribution Network

Diversified End Markets

Large Addressable

Markets Early in

Conversion Cycle

Favorable Long-term

Demographics

Leading Innovation

and Manufacturing

Excellence

AZEK® Building Products

SCRANTON PRODUCTS
Worry-Free Brands. Your Every Need.™

VYCOM

AZEK® Trim

AZEK® Moulding

AZEK® Deck

AZEK® Porch

AZEK® Rail

COMTEC INDUSTRIES

HINY HIDERS® Santana Products

CAPITOL PARTITIONS INC.

TUFFTEC LOCKERS

CELTEC

SANATEC

FLAMETEC

PLAYBOARD

SEABOARD

CORRTEC

CPG INTERNATIONAL

Leading Brands of High Performance Building Products

$66mm rev 2009

Leading brand in bathroom

        partition & locker systems

Conversion opportunity &

        product extensions

$164mm revenue 2009

Leading brand in exterior residential building

        product materials

Significant conversion opportunity, market growth

$37mm rev 2009

Leading provider of PVC

        & olefin sheet solutions

Rebranding, channel

        expansion

AZEK Building Products

CPG Overview

EVEN EMPTY,
IT COMES FULLY LOADED.
Designed to be worry-free.
TUFFTEC 2.0
SCRANTON PRODUCTS

SCRANTON PRODUCTS

Scranton Products

CPG Overview

Vycom

CPG Overview

Converted
WPC
Traditional
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Trim/Mould
Deck/Porch/Rail

CPG Serving Large Markets in Early Stages of Conversion

CPG Overview

($ in billions)

______________________________________________________________________________________________________________

Source:  Management estimates

Conversion Opportunity for Trim/Deck/Rail

Conversion to Synthetic Materials

Introduction

Growth

Maturity

Decline

Fiber Cement

Siding

Vinyl

Windows

Timeline

OSB

Wood

Windows

Plywood

AZEK

Trim

Lumber

Vinyl

Siding

AZEK

Deck

CPG Overview

Composite

Decking

Laminated

Shingles

Plastic

Partitions

Plastic

Lockers

______________________________________________________________________________________________________________

Source:  Management estimates

Commercial,
25%
Industrial, 14%
Res New Con,
19%
Res R&R, 42%

Diverse End Markets Served

CPG Overview

1980s
12.7%
1990s
12.4%
2000s
11.8%
1970s
19.4%
Before 1960
32.0%
1960s
11.7%

1,800
1,355
906
555
650
760
2006
2007
2008
2009
2010E
2011E

Long Term Investment in Housing

Year of Construction of Housing Stock

The Median age of existing housing stock in 2008 was over 30 years

______________________________________________________________________________________________________________

Source:  The Freedonia Group, Inc. U.S Census, Monthly Outlook, September 09 - Wells Fargo U.S Economic Forecast

SAAR Total Housing Starts Outlook

Starts in 000’s

CPG Overview

THE MOST IMPORTANT
DECKING ATTRIBUTES
AZEK Composite Wood
Long life/durability
Low maintenance
Limited Lifetime Warranty
Mold resistance
Stain resistance
Scratch resistance
Easy to clean
Attributes Key

Products with Superior Value Proposition

CPG Overview

Continual Product Development & Innovation
AZEK Trim & Moulding

CPG Overview

Continual Product Development & Innovation
AZEK Deck and Rail

Sedona

Tahoe

CPG Overview

AZEK
Building Products
AZEK Trim
AZEK Moulding
AZEK Deck
AZEK Porch
AZEK Rail
Partner login / Register
Products
Where To Buy
Installation
AZEK Gallery
Deck Designer
Dealer Download
Literature
Contact Us
AZEK Trim
AZEK Moulding
AZEK Deck
AZEK Porch
AZEK Rail
About AZEK
Ask AZEK
AZEK News
Warranty
Search
Where to Buy
Take the Double Dare
Look Who's Talking
AZEK Contractor Referral Program

Improved Marketing Tools –
New AZEK Website

CPG Overview

AZEK
Building Products
TRIM &
MOULDING

AZEK
Building Products
DECK
PORCH & RAIL

AZEK
Building Products
INSTALLATION
GUIDELINES
DECK
PORCH & RAIL

Improved Marketing Tools –
AZEK Literature & Sales Support

CPG Overview

AZEK
Decking Design Center
Porch.
Deck

AZEK
Decking Design Center
Rail
PREMIER
Available colors
RESERVE

Improved Marketing Tools –
AZEK Deck, Porch and Rail Lumber Yard Displays

CPG Overview

AZEK
Building Products

AZEK Deck outperforms wood or composite decking. Hands Down.
AZEK
The Result: A deck that looks beautiful ...longer.
AZEK

Improved Marketing Tools –
AZEK Contractor Kits

TUFFTEC 2.0
LOCKERS
LOCKERS AND
LOCKER ROOM BENCHES
SCRANTON PRODUCTS

TUFFTEC 2.0
LOCKERS
SCRANTON PRODUCTS

Improved Marketing Tools –
Scranton Product Literature & Sales Support

CPG Overview

VYCOM
WHERE QUALITY MEETS PERFORMANCE
Capabilities
Contact
About
Downloads
Web Portal
News
PLAYGROUND
MORE ON PLAYGROUND
Products & Applications
Distributor Search
Home About Products & Applications Capabilities Downloads Distributor Search News Contact Web Portal
Search
go
© 2010 VYCOM Privacy Policy | Terms of Use | Site Map

Improved Marketing Tools –
New Vycom Website

CPG Overview

VYCOM
OLEFIN AND PVC SOLUTIONS
CELTEC
GRAPHIC & DISPLAY MATERIALS
FLAMETEC
FIRE SAFE MATERIALS
SEABOARD
MARINE, RV & OUTDOOR MATERIALS
CORRTEC
CHEMICAL & CORROSION RESISTANT MATERIALS
SANATEC
FOOD PROCESSING MATERIALS
PLAYBOARD
PLAYGROUND & RECREATIONAL MATERIALS

Improved Marketing Tools –
Vycom Segment and Product Portfolio

CPG Overview

Net Sales
EBITDA*
$350
$300
$250
$200
$150
$100
$50
$0
$70
$60
$50
$40
$30
$20
$10
$0
Net Sales
EBITDA
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

A Long History of Growth and Profitability

CPG Overview

($ in millions)

* Adjusted EBITDA per credit agreement

AZEK Launched

Santana Acquired

Comtec Launched

Procell Acquired

Mouldings Launched

AZEK Canada

AZEK West

Retail Channel

Net Sales and EBITDA*

Composatron Acquisition**

E

Revenue
EBITDA
$400
$300
$200
$100
$0
$80
$60
$40
$20
$0
Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09

$56 $58 $54 $31 $32 $40 $35 $23 $21
Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09

$8 $7 $7 $22 $17 $14 $6
2002 2003 2004 2005 2006 2007 2008 2009

4.3X 4.7X 5.1X 4.9X 6.1X 6.0X 5.3X 4.7X 4.3X
Q4 '07 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09

Performance in a Difficult Market

Capital Expenditures

Net Debt/EBITDA

($ in millions)

$6

TTM Rev & EBITDA

($ in millions)

Adjusted Working Capital *

($ in millions)

Excludes Cash, Deferred Income Tax, Line of Credit and Accrued Interest

CPG Overview

AZEK® Building Products

SCRANTON PRODUCTS™

Worry-Free Brands. Your Every Need.™

VYCOM

AZEK® Trim

AZEK® Moulding

AZEK® Deck

AZEK® Porch

AZEK® Rail

COMTEC INDUSTRIES

HINY HIDERS® Santana Products

CAPITOL PARTITIONS INC.

TUFFTEC® LOCKERS

CELTEC

SANATEC

FLAMETEC

PLAYBOARD

SEABOARD

CORRTEC

Questions

CPG Overview

_____________________

(1) Represents Adjusted EBITDA as defined by our credit agreement.

Appendix

Net Income to Adjusted EBITDA Reconciliation(1)

Year Ended

Year

Ended

(Dollars in thousands)

December 31,

December 31

,

200

8

200

9

Net

loss

$

(48,354

)

$

(

10,306

)

Interest expense, net

34,905

3

1

,3

47

Income tax

benefit

(7,095

)

(11

1

)

Depreciat

ion and amortization

21,491

21,6

04

EBITDA

947

42,534

Impairment of goodwill and other intangibles

40,000

1

4,408

SFAS 141 inventory adjustment

1,505

—

Relocation and hiring costs

802

474

Composatron non

-

recurring charges

60

6

—

Management fee

and expenses

1,855

1,7

40

Severance costs

171

412

Settlement charges

26

—

Non

-

cash compensation charge

118

97

Disposal

of fixed assets

—

52

5

Lease termination fees

—

657

Registration expenses

rela

ted to Notes

309

26

Adjusted EBITDA

$

46,339

$

60,8

7

3

26